                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported) September 30, 2000



                        Federal Realty Investment Trust
                        -------------------------------
            (Exact name of registrant as specified in its charter)



          Maryland                     1-7533               52-0782497
----------------------------         -----------        -------------------
(State or other jurisdiction         (Commission           (IRS Employer
of incorporation)                    File Number)       Identification No.)


1626 East Jefferson Street, Rockville, Maryland         20852-4041
-----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


        Registrant's telephone number including area code:  301/998-8100
                                                            ------------


Exhibit Index appears on Page 3.

Item 5.   Other Events

          Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at September 30, 2000.


Item 7.   Financial Statements and Exhibits

    (c)   Exhibits.


          99   Supplemental portfolio information at September 30, 2000


                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FEDERAL REALTY INVESTMENT TRUST


Date:  November 3, 2000             ____________________________________
                                    Cecily A. Ward
                                    Vice President, Chief Financial Officer and
                                    Treasurer

                                 EXHIBIT INDEX


Exh No.   Exhibit                                                     Page No.
-------   -------                                                     --------

  99      Supplemental portfolio information at September 30, 2000       4

                                      -3-